Exhibit 99.1

Fulgent Reports First Quarter 2026 Financial Results

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Reiterates revenue guidance for fiscal year 2026
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Executed on stock repurchase program; purchased approximately 2.6 million shares in the first quarter of 2026 using $40.1 million in cash
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Revenue of $71.1 million
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GAAP gross profit of $21.5 million, or GAAP gross margin of 30.2%; Non-GAAP gross profit of $23.0 million, or Non-GAAP gross margin of 32.3%
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GAAP loss of $24.8 million, or $(0.80) per share; Non-GAAP loss of $11.0 million, or $(0.36) per share
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Ended the first quarter of 2026 with $604.7 million of cash, cash equivalents, restricted cash, and investments in marketable securities, excluding an anticipated tax refund of approximately $106 million

EL MONTE, CA, May 1, 2026 — Fulgent Genetics, Inc. (NASDAQ: FLGT) (“Fulgent,” or the “Company”), a technology-based company with a well-established laboratory services business and a therapeutic development business, today announced financial results for its first quarter ended March 31, 2026.

First Quarter 2026 Results:

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Revenue of $71.1 million
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GAAP loss of $24.8 million, or $(0.80) per share
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Non-GAAP loss of $11.0 million, or $(0.36) per share
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Adjusted EBITDA loss of $15.2 million

Non-GAAP income (loss), non-GAAP income (loss) per share, adjusted EBITDA income (loss), non-GAAP gross profit and margin, and non-GAAP operating income (loss) and margin, are described below under “Note Regarding Non-GAAP Financial Measures” and are reconciled to the most directly comparable GAAP financial measure, GAAP income (loss), GAAP gross profit and margin, and GAAP operating income (loss) and margin, in the accompanying tables.

Ming Hsieh, Chairman of the Board of Directors and Chief Executive Officer, said, “I am encouraged by our first quarter performance and the positive trajectory we are seeing across our businesses so far. Our laboratory services segment delivered solid results, and we continued to make meaningful advances in our therapeutic development pipeline across both clinical candidates, FID-007 and FID-022. We are honored to be selected to present our findings on Phase 2 data for FID-007 with a rapid oral abstract at the 2026 ASCO Annual Meeting.”

Paul Kim, Chief Financial Officer, said, “We continue to be confident in the fundamental strength of our business and, as such, this quarter we executed on our stock repurchase program in a meaningful way and we are updating our Non-GAAP EPS and cash guidance for the year as a result. We are maintaining our revenue guidance for the year, and we anticipate gross margins to normalize and further improve in the second half of the year.”

Outlook:

For the full year 2026, Fulgent expects:

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Revenue of approximately $350.0 million

To account for the impact of $48.7 million cash used and a reduction of 3.1 million shares associated with the stock repurchase program, for the full year 2026, Fulgent now expects:

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Non-GAAP loss of approximately $46.0 million
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Non-GAAP loss of approximately $(1.59) per share
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Cash, cash equivalents, restricted cash, and investments in marketable securities of approximately $636.0 million *

*Cash expenditures may be higher or lower than currently estimated due to a variety of factors and circumstances, including as a result of the Company’s ongoing stock repurchase program, or other expenditures outside the ordinary course of business, including M&A. This number further assumes receipt of approximately $106 million in tax refunds prior to December 31, 2026, which have been delayed as a result of the government shutdown in the fourth quarter of 2025 and currently constrained resources at the IRS; and assumes the capital purchases of $12 million, no further repurchases under the stock repurchase program, and spend on the therapeutic development business of $26 million. The timing and amount of any future repurchases pursuant to the stock repurchase program will depend on a variety of factors, including the market price of Fulgent’s common stock, general market and economic conditions and other factors Fulgent’s board of directors may deem relevant.

Conference Call Information

Fulgent will host a conference call for the investment community today at 8:30 AM ET (5:30 AM PT) to discuss its first quarter 2026 results. The call may be accessed through a live audio webcast in the Investor Relations section of the Company’s website, http://ir.fulgentgenetics.com. An audio replay will be available at the same location.

Note Regarding Non-GAAP Financial Measures

Certain information set forth in this press release and/or to be discussed on the Company’s earnings call, including non-GAAP income (loss), non-GAAP income (loss) per share, adjusted EBITDA income (loss), non-GAAP gross profit and margin, and non-GAAP operating income (loss) and margin, are non-GAAP financial measures. Fulgent believes this information is useful to investors because it provides a basis for measuring the performance of the Company’s business, excluding certain income or expense items that management believes are not directly attributable to the Company’s operating results. Fulgent defines non-GAAP income (loss) as net income (loss) calculated in accordance with accounting principles generally accepted in the United States of America, or GAAP, plus amortization of intangible assets, plus equity-based compensation expenses, plus acquisition-related costs, which include one-time banker fee, legal, valuation, due diligence, and closing costs, plus acquisition-related severance, plus or minus the non-GAAP tax effect, and plus or minus other charges or gains, as identified, that management believes are not representative of the Company’s operations. The non-GAAP tax effect was calculated by excluding from the GAAP provision the impact of the amortization of intangible assets, equity-based compensation expenses, acquisition-related costs, and acquisition-related severance. Fulgent defines adjusted EBITDA income (loss) as GAAP income (loss) plus or minus interest (expense) income, plus or minus provisions (benefits) for income taxes, plus equity-based compensation expenses, plus depreciation and amortization, plus acquisition-related costs, plus acquisition-related severance, and plus or minus other charges or gains, as identified, that management believes are not representative of the Company’s operations. Fulgent defines non-GAAP gross profit as gross profit calculated in accordance with GAAP plus equity-based compensation included in cost of revenue as shown in the table below. Fulgent defines non-GAAP gross margin by taking non-GAAP gross profit and dividing it by GAAP revenue. Fulgent defines non-GAAP operating profit (loss) by taking GAAP operating profit (loss) and adding equity-based compensation expense, amortization of intangible assets, acquisition-related costs, and acquisition-related severance. Non-GAAP operating margin is calculated by taking non-GAAP operating profit (loss) and dividing it by GAAP revenue. Fulgent may continue to incur expenses similar to the items added to or subtracted from the GAAP financial measures, and, accordingly, the exclusion of these items in the presentation of these non-GAAP financial measures should not be construed as an implication that these items are unusual, infrequent or non-recurring. Management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measure in evaluating the Company’s operating performance and for internal planning and budgeting. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in conformity with GAAP, and non-GAAP financial measures as reported by Fulgent may not be comparable to similarly titled metrics reported by other companies. The Company does not provide reconciliations of forward-looking non-GAAP measures to the most directly comparable GAAP measures because the information necessary to calculate such reconciliations is unavailable on a forward‑looking basis without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amounts of items that would be included in the GAAP measures, including, but not limited to, equity‑based compensation, tax effects, acquisition‑related items, and potential impairments, any of which could be material. The Company is also unable to predict the probable significance of such items.

About Fulgent

Fulgent is a technology-based company with a well-established laboratory services business and a therapeutic development business. Fulgent’s laboratory services business includes technical laboratory and testing services and professional interpretation of laboratory results by licensed physicians. Fulgent’s therapeutic development business is focused on developing drug candidates for treating a broad range of cancers using a novel nanoencapsulation and targeted therapy platform designed to improve the therapeutic window and pharmacokinetic profile of new and existing cancer drugs. The Company aims to transform from a diagnostic business into a fully integrated precision medicine company.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward‑looking statements are often identified by words such as "anticipate," "believe," "contemplate," "continue," "could," "estimate," "expect," "guidance," "intend," "may," "plan," "project," "should," "target," "will," and similar expressions. Examples of forward-looking statements in this press release include statements about, among other things: future performance; guidance, including guidance regarding expected quarterly and annual financial results, revenue, GAAP loss, non-GAAP loss and related per share figures, and cash, cash equivalents, restricted cash, and investments in marketable securities; potential improvements in margins, evaluations and judgments regarding the trajectory, the stability of certain revenue sources, the Company’s cash position and sufficiency of its resources, momentum, trajectory, vision, future opportunities and future growth of the Company’s testing and laboratory services, technologies and expansion; any references (express or implied) to the StrataDx and Bako Diagnostics acquisitions; the potential benefits of the StrataDx and Bako Diagnostics acquisitions, including any potential or expected revenue and whether the revenue will offset loss of other revenues; the Company’s research and development efforts, including any implications that the results of earlier clinical trials will be representative or consistent with later clinical trials, the expected timing of enrollment and regulatory filings for these trials and the availability of data or results of these trials, including any implication that interim or preliminary data will be representative of final data; the Company’s identification and evaluation of opportunities and its ability to capitalize on opportunities, capture market share, or expand its presence in certain markets; and the Company’s ability to continue to grow its business.

Forward-looking statements are statements other than historical facts and relate to future events or circumstances or the Company’s future performance, and they are based on management’s current assumptions, expectations, and beliefs concerning future developments and their potential effect on the Company’s business. These forward-looking statements are subject to a number of risks and uncertainties, which may cause the forward-looking events and circumstances described in this press release to not occur, and actual results to differ materially and adversely from those described in or implied by the forward-looking statements. These risks and uncertainties include, among others, risks regarding: the market potential for, and the rate and degree of market adoption of, the Company’s tests; its ability to maintain turnaround times and otherwise keep pace with rapidly changing technology; the Company’s ability to maintain the low internal costs of its business model; the Company’s ability to maintain an acceptable margin; risks related to volatility in the Company’s results, which can fluctuate significantly from period to period; risks associated with the composition of the Company’s customer base, which can fluctuate from period to period and can be comprised of a small number of customers that account for a significant portion of the Company’s revenue; dependence on a limited number of customers, including risks that any such customer may further reduce, delay, or internalize testing volumes; risks related to the Company's acquisitions, including Bako and StrataDx, such as integration challenges, costs, and the Company's ability to realize expected benefits on anticipated timelines; the Company’s level of success in obtaining coverage and adequate reimbursement and collectability levels from third-party payors for its tests and testing services; the Company’s level of success in establishing and obtaining the intended benefits from partnerships, strategic investments, joint ventures, acquisitions, or other relationships; the success of the Company’s development efforts, including the Company’s ability to progress its candidates through clinical trials on the timelines expected; the Company’s compliance with the various evolving and complex laws and regulations applicable to its business and its industry; the Company’s ability to obtain expected tax refunds on the timelines expected; and the Company’s ability to protect its proprietary technology and intellectual property. As a result of these risks and uncertainties, forward-looking statements should not be relied on or viewed as predictions of future events.

The forward-looking statements made in this press release speak only as of the date of this press release, and the Company assumes no obligation to update publicly any such forward-looking statements to reflect actual results or to changes in expectations, except as otherwise required by law.

The Company’s reports filed with the U.S. Securities and Exchange Commission, or the SEC, including its annual report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 27, 2026, and the other reports it files from time to time, including subsequently filed annual, quarterly and current reports, are made available on the Company’s website and on the SEC's website at www.sec.gov upon their filing with the SEC. These reports contain more information about the Company, its business and the risks affecting its business, as well as its results of operations for the periods covered by the financial results included in this press release.

Investor Relations Contact:

The Blueshirt Group

Lauren Sloane, lauren@blueshirtgroup.com

FULGENT GENETICS, INC.
Condensed Consolidated Balance Sheet Data
March 31, 2026, and December 31, 2025
(in thousands)

	March 31, 2026	December 31, 2025
ASSETS:
Cash and cash equivalents	$23,399	$50,193
Investments in marketable securities	581,190	655,153
Accounts receivable, net	69,277	84,762
Property, plant, and equipment, net	116,344	112,549
Other assets	366,159	310,868
Total assets	$1,156,369	$1,213,525
LIABILITIES & EQUITY:
Accounts payable, accrued liabilities and other liabilities	$112,215	$106,810
Total stockholders’ equity	1,044,154	1,106,715
Total liabilities & equity	$1,156,369	$1,213,525

FULGENT GENETICS, INC.
Condensed Consolidated Statement of Operations Data
Three months ended March 31, 2026, and 2025
(in thousands, except per share data)
(unaudited)

	Three Months Ended March 31,
	2026	2025
Revenue	$71,138	$73,463
Cost of revenue (1)	49,648	45,117
Gross profit	21,490	28,346
Operating expenses
Research and development (1)	14,176	12,395
Selling and marketing (1)	12,221	8,465
General and administrative (1)	27,684	25,291
Amortization of intangible assets	2,031	1,990
Total operating expenses	56,112	48,141
Operating loss	(34,622)	(19,795)
Interest income	8,651	8,018
Interest expense	(17)	(14)
Other income, net	10	68
Total other income, net	8,644	8,072
Loss before income taxes	(25,978)	(11,723)
(Benefit from) provision for income taxes	(704)	176
Net loss from consolidated operations	(25,274)	(11,899)
Net loss attributable to noncontrolling interests	448	369
Net loss attributable to Fulgent	$(24,826)	$(11,530)

Net loss per common share attributable to Fulgent:
Basic	$(0.80)	$(0.37)
Diluted	$(0.80)	$(0.37)
Weighted-average common shares:
Basic	30,881	30,832
Diluted	30,881	30,832

(1) Equity-based compensation expense was allocated as follows:
Cost of revenue	$1,461	$1,780
Research and development	3,537	3,474
Selling and marketing	645	890
General and administrative	4,247	4,406
Total equity-based compensation expense	$9,890	$10,550

FULGENT GENETICS, INC.
Non-GAAP Income (Loss) Reconciliation
Three months ended March 31, 2026, and 2025
(in thousands, except per share data)

	Three Months Ended March 31,
	2026	2025
Net loss attributable to Fulgent	$(24,826)	$(11,530)
Amortization of intangible assets	2,031	1,990
Equity-based compensation expense	9,890	10,550
Acquisition-related costs (1)	2,632	—
Acquisition-related severance (2)	396	—
Non-GAAP tax effect	(1,100)	156
Non-GAAP (loss) income attributable to Fulgent	$(10,977)	$1,166

Net loss per common share attributable to Fulgent:
Basic	$(0.80)	$(0.37)
Diluted	$(0.80)	$(0.37)

Non-GAAP (loss) income per common share attributable to Fulgent:
Basic	$(0.36)	$0.04
Diluted	$(0.36)	$0.04

Weighted average common shares:
Basic	30,881	30,832
Diluted	30,881	30,891

(1) Consists of acquisition-related costs related to the acquisition of Bako and StrataDx for the three months ended March 31, 2026.

(2) Consists of one-time severance payment to the former CEO of Bako and StrataDx.

FULGENT GENETICS, INC.
Non-GAAP Adjusted EBITDA Reconciliation
Three months ended March 31, 2026, and 2025
(in thousands)
	Three Months Ended March 31,
	2026	2025
Net loss attributable to Fulgent	$(24,826)	$(11,530)
Interest income, net	(8,634)	(8,004)
(Benefit from) provision for income taxes	(704)	176
Depreciation and amortization	6,000	5,919
Equity-based compensation expense	9,890	10,550
Acquisition-related costs	2,632	—
Acquisition-related severance	396	—
Adjusted EBITDA	$(15,246)	$(2,889)

FULGENT GENETICS, INC.
Non-GAAP Operating Margin
Three months ended March 31, 2026, and 2025
(in thousands, except percentages)
	Three Months Ended March 31,
	2026	2025
Revenue	$71,138	$73,463
Cost of revenue	49,648	45,117
Gross profit	21,490	28,346
Gross margin	30.2%	38.6%

Equity-based compensation included in cost of revenue	1,461	1,780
Non-GAAP gross profit	22,951	30,126
Non-GAAP gross margin	32.3%	41.0%

Operating expenses	56,112	48,141
Equity-based compensation included in operating expenses	8,429	8,770
Amortization of intangible assets	2,031	1,990
Acquisition-related costs	2,632	—
Acquisition-related severance	396	—
Non-GAAP operating expenses	42,624	37,381
Non-GAAP operating loss	$(19,673)	$(7,255)
Non-GAAP operating margin	-27.7%	-9.9%